EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





   As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 30, 1995 included in and incorporated by reference in the Banta Corporation Form 10-K for the year ended December 31, 1994 and all references to our firm included in this registration statement.





                                      /s/  Arthur Andersen LLP

                                      ARTHUR ANDERSEN LLP



   Milwaukee, Wisconsin,
   February 26, 1996.